UNITED  STATES
SECURITIES  AND  EXCHANGE  COMMISSION
Washington,  DC  20549

FORM  8-K/A

CURRENT  REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

Date  of  Report:  April  4,  2001

Pinnacle  Business  Management,  Inc.
(Exact  name  of  registrant  as  specified  in  its  chapter)

Nevada
(State  or  other  jurisdiction  of  incorporation)

________________________
(Commission  File  Number)

91-1871963
(IRS  Employer  Identification  No.)

2963  Gulf  to  Bay  Boulevard,  Suite  265
Clearwater,  FL  33759
(Address  of  principal  executive  offices  and  zip  code)

(727)  669-7781
(Registrant's  telephone  number,  including  area  code)


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

(a) On December 27, 2000, Pinnacle Business Management, Inc. ("Pinnacle" or the "Company") entered into a definitive Stock Purchase Agreement by and among Lo Castro and Associates, Inc., a Pennsylvania corporation, ("Lo Castro"), Vincent A. Lo Castro and Kim Lo Castro (the "Selling Shareholders"), and Jeff Turino and Michael B. Hall (the "Guarantors"). As a result of the Stock Purchase Agreement, Pinnacle acquired 1,000 shares of common stock of Lo Castro ("Lo Castro Acquisition"), and Lo Castro became a wholly owned subsidiary of Pinnacle, effective as of January 1, 2001. The Stock Purchase Agreement is incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission (the "SEC") on February 5, 2001.

     The Stock Purchase Agreement was adopted by the unanimous consent of the Board of Directors of Lo Castro & Associates, Inc. on December 27, 2000, and by the unanimous consent of the Board of Directors of Pinnacle on December 27, 2000. No approval of the shareholders of Pinnacle or Lo Castro is required under applicable state corporate law.

     The closing of the Lo Castro Acquisition occurred on January 19, 2001. As consideration for the Stock Purchase Agreement, the Selling Shareholders received an aggregate of (a) an amount equal to the (i) the book value of Lo Castro's assets as of December 31, 2000 plus (ii) five times the amount Lo
Castro's annualized earnings based on the third quarter of its fiscal year ending December 31, 2000 and (b) shares of Pinnacle's common stock, par value $0.001.

(b) At the closing, Pinnacle and the Guarantors delivered 83,300,000 shares of Pinnacle's common stock, constituting 16.66% of Pinnacle's total authorized common stock. In addition to Pinnacle's common stock, Pinnacle executed a Secured Promissory Note with a maturity date January 1, 2007. The Secured Promissory Note is incorporated by reference to the Company's Form 8-K filed with the "SEC" on February 5, 2001.

     Also pursuant to the Stock Purchase Agreement, Vincent A. Lo Castro was appointed an officer of Pinnacle. Vincent A. Lo Castro and Kim Lo Castro are also the beneficial owners of the 83,300,000 shares of Pinnacle's common stock received as part of his consideration under the terms of the Stock Purchase Agreement.

     The consideration exchanged pursuant to the Stock Purchase Agreement was negotiated between the shareholders of Lo Castro and the management of Pinnacle.

     In evaluating Lo Castro as a candidate for the proposed acquisition, Pinnacle used criteria such as the value of the assets of Lo Castro, its annual earnings, and Lo Castro's business name and reputation. The selling shareholders of Lo Castro determined that the consideration for the merger was reasonable.

(c)     Security  Ownership  of  Certain Beneficial Owners and Management.

     The following table sets forth certain information regarding beneficial ownership of the common stock as of January 19, 2001 by each individual who is known to the company, as of the date of this filing, to be the beneficial owner of more then five percent of any class of Pinnacle's voting securities. The table shows each class of equity securities of Pinnacle and its subsidiaries owned by all directors and officers of Pinnacle. Messrs. Hall and Turino are the Directors and Executive Officers of Pinnacle, and Mr. Lo Castro is an officer of Pinnacle.


Title of Class   Name and Address of    Amount and Nature of  Percent of Class
                   Beneficial Owner     Beneficial Ownership
--------------  ----------------------  --------------------  -----------------
Common Stock    Michael Bruce Hall                39,502,000               8.6%
--------------  ----------------------  --------------------  -----------------
Common Stock    Jeff Turino                       39,502,000               8.6%
--------------  ----------------------  --------------------  -----------------
Common Stock    Kim Lo Castro and                 83,300,000              18.2%
                Vincent Lo Castro
--------------  ----------------------  --------------------  -----------------
Common Stock    Officers and Directors           162,304,000              35.4%
                as a  Group

(d) There are no agreements between or among any of the shareholders which would restrict the issuance of shares in any manner that would result in change of control of Pinnacle other than the Shareholder Rights Agreement by and among Pinnacle and Kim Lo Castro and Vincent Lo Castro, dated as of January 1, 2001, and the Stock Pledge Agreement by and among the same parties, dated as of January 1, 2001. The Shareholder Rights Agreement is attached hereto as Exhibit
4. The Stock Pledge Agreement is incorporated by reference to the Company's Form 8-K filed with the "SEC" on February 5, 2001.

(e) Pinnacle intends to continue Lo Castro's historical businesses as described below.

Description  of  Business
-------------------------

Lo Castro & Associates, Inc., a Pennsylvania corporation established on July 23, 1997, operates and conducts business through their three divisions:

     (a) Lo Castro & Associates,Inc., d/b/a All Pro Auto Mall, which sells used passenger cars and light trucks;

     (b) Lo Castro & Associates, Inc., d/b/a All Pro Daewoo, which sells and services Daewoo motor vehicles and parts and accessories under an agreement with Daewoo Motor America, Inc. ("DMA"), a Delaware corporation; and

     (c) Lo Castro & Associates,Inc., d/b/a All Pro Communications, a full service telecommunications company that provides a wide range of products and services to business customers as well as digital wireless telephones to individuals.


All  Pro  Auto  Mall
--------------------

All Pro Auto Mall sells used passenger cars and light trucks in the Western Pennsylvania area out of its Auto Mall store in McMurray, Pennsylvania. The Auto Mall store, located on Route 19 South in Peters Township, has a showroom that accommodates up to seven vehicles. The Company focuses its marketing efforts on the sub-prime customer through its Buy-Here-Pay-Here program. In a typical transaction, the Buy-Here-Pay-Here customer purchases a used vehicle that sells for less than $9,000. The customer is required to make a down payment, ranging from $1,500 to $2,500, and finances the balance with the Company. All Pro charges interest rates ranging from 13% to 21%, depending on the condition and model year of the vehicle, the degree of credit risk, and the size and term of the loan.

All Pro Auto Mall also offers a wide range of traditional third party financing and leasing options for customers not considered sub-prime. Occasionally, the Auto Mall also offers a limited selection of classic cars, sports cars, exotic cars, and motorcycles. These vehicles are financed through traditional financing arrangements with other lending institutions.

All  Pro  Daewoo
----------------

All Pro Daewoo is an authorized dealer of Daewoo Motor America, Inc., and it sells new and used Daewoo motor vehicles. Daewoo Motor America, Inc. currently manufactures three Daewoo models for sale in the United States, all of which are available at All Pro Daewoo. The Daewoo models consist of the sub-compact Lanos, the mid-size Nubira, and the full-size Leganza. Daewoo motor vehicles are a high-value, low price-point vehicle with Manufacturer's Suggested Retail Prices ranging from $9,199 to $19,199, excluding taxes, title, and destination charges. Daewoo vehicles are sold for cash or financed through traditional third party sources and are not typically eligible for the Buy-Here-Pay-Here Program.

The All Pro Daewoo dealership has a full service parts department with eleven service bays and a customer service department. It has the ability to service any vehicle. It is also a fully licensed Safety Inspection and Emission Station for the Commonwealth of Pennsylvania, making servicing any vehicle convenient for the customer.

All  Pro  Communications
------------------------

All Pro Communications is a full service Telecommunications company engaged in the sales, installation, and service of the following systems:
     1.   Digital  Business  Telephone  Systems
     2.   Digital  Voice  Mail  Systems
     3.   Automated  Attendant  Systems
     4.   Nurse  Call  Systems
     5.   Emergency  Call  Systems
     6.   Closed  Circuit  Television  (CCTV)  Surveillance  Systems
     7.   Fire  and  Security  Systems
     8.   Structured  Cabling  (voice,  data,  video,  fiber  optics)
     9.   Telephone  Entry  Systems


On May 24, 2000, All Pro entered into an agreement with NEC America, Inc. ("NECAM"), a New York corporation with a principal place of business located in Irving, Texas, to sell and distribute telecommunications products and to provide installation, repair, maintenance, training and related services in the territory designated in the Agreement. The NECAM Agreement and Product Appendices are incorporated by reference to the Company's Form 8-K filed with the SEC on February 5, 2001.

All Pro Communications provides 24 hour per day, 7 day per week - Emergency Service with 4 hour guaranteed response time. Non-emergency service calls may often be handled remotely by the customer care department. All Pro systems analysts can remotely dial into a customer's Digital PBX, or Key System and perform remote diagnostics to determine the nature of the problem. Proper remote diagnostics are ultimately cost effective for the end user.


All Pro, as NECAM's Associate under the agreement with NEC America, Inc., has installed business telephone systems within the port configurations offered by NECAM. During the calendar year 2000, All Pro provided installation and service to the commercial industry, private business, government agencies, health care facilities and educational institutions throughout the Western Pennsylvania region.

All Pro Communication is lead by a group of experienced telecommunication professionals specializing in the sales, design, installation and service of Business Communication Systems. All Pro employees include communications consultants, certified technicians, customer service representatives and administrative personnel. Senior management of All Pro will be comprised of the same team that has directed the growth of Lo Castro since its incorporation in 1997 and includes Vincent A. Lo Castro, Mark D. Jackson, Frank J. Lo Castro and Vincent Trocheck. In addition, the current management brings to All Pro many years of combined experience in business management and telecommunications.

In addition, All Pro Communications is an authorized agent of AT&T Wireless Services in the Pittsburgh Metropolitan Statistical Area. As AT&T's agent, All Pro offers a wide range of products, including the latest digital multi-network and internet-ready wireless telephones manufactured by Nokia, Ericsson, and Motorola. The Company also assists the customer in selecting the best calling plan on which to activate service based on a review of their calling patterns (minutes used per month, long distance and roaming activity).

All three divisions operate out of the same facility, a three story building and parcel located at 3644 Washington Road, McMurray, Pennsylvania, 15317. The property is owned by Arnoni, Lo Castro & Associates ("Arnoni"), a Pennsylvania General Partnership, which was acquired by Pinnacle in the Lo Castro Acquisition. Prior to the Lo Castro Acquisition, each of the Selling Shareholders assigned their respective interest in Arnoni to Lo Castro & Associates, Inc. The Assignment of Partnership Agreement has been filed with the Commission as Exhibit 17.


Item  7.      FINANCIAL  STATEMENTS  AND  EXHIBITS

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES

                                    COMBINED
                              FINANCIAL STATEMENTS

                                   YEARS ENDED
                           DECEMBER 31, 2000 AND 1999

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES

                                TABLE OF CONTENTS

                           DECEMBER 31, 2000 AND 1999

                                                                    PAGE
                                                                    ----

AUDITORS'  REPORT
                                                                     1
COMBINED  FINANCIAL  STATEMENTS:

     Combined  Balance  Sheets                                       2-3

     Combined  Statements  of  Operations                            4

     Combined  Statements  of  Shareholders'/Partners'  Equity       5

     Combined  Statements of Cash Flows                              6-7

NOTES  TO  COMBINED  FINANCIAL  STATEMENTS                           8-20

SUPPLEMENTAL  INFORMATION:

     Independent  Auditors'  Report  on  Supplemental                21
     Information

     Schedule  I  -  Combined  Cost  of  Sales                       22

     Schedule  II  -  Combined  Operating  Expenses                  23

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To  the  Shareholders  and  Partners
Lo  Castro  &  Associates,  Inc.
Arnoni,  Lo  Castro  &  Associates
McMurray,  PA


We have audited the accompanying combined balance sheets of Lo Castro & Associates, Inc. and Arnoni, Lo Castro & Associates as of December 31, 2000 and 1999 and the related combined statements of operations, shareholders'/partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Lo Castro & Associates, Inc. and Arnoni, Lo Castro & Associates as of December 31, 2000 and 1999, and the results of its operations, changes in shareholders'/partners' equity, and cash flows for the years then ended in conformity with generally accepted accounting principles.


BAGELL,  JOSEPHS  &  COMPANY,  L.L.C.
BAGELL,  JOSEPHS  &  COMPANY,  L.L.C.
Certified  Public  Accountants
March  15,  2001
Gibbsboro,  New  Jersey

                                        LO CASTRO & ASSOCIATES, INC.
                                                     AND
                                       ARNONI, LO CASTRO & ASSOCIATES
                                           COMBINED BALANCE SHEETS
                                         DECEMBER 31, 2000 AND 1999

                                                   ASSETS


                                                                       2000           1999
                                                                 --------------  -------------
Current Assets
     Cash and cash equivalents                                   $       59,947  $     114,859
     Accounts receivable, net of allowance for doubtful
        accounts of $15, 881 and $15,771, respectively                  236,761        604,514
     Accounts receivable - shareholders                                 502,000        132,000
     Mortgage loans receivable                                          158,370         75,495
     Automobile loans receivable, net of allowance for doubtful
        Accounts of $145,534 and $40,534, respectively                1,644,448      1,478,144
      Inventory                                                       1,578,199      1,551,203
      Other current assets                                               42,533         39,624
                                                                  -------------   ------------
                Total current assets                                  4,222,258      3,995,839

Property, plant and equipment - net of accumulated
    depreciation                                                      1,751,142      1,784,133
Loan origination costs - net of accumulated
    amortization                                                          5,005          5,425
Other assets                                                                  -         33,502
                                                                 --------------  -------------
TOTAL ASSETS                                                     $    5,978,405  $   5,818,899
                                                                 ==============  =============

               See accompanying notes to the financial statements


                                       -2-

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
                             COMBINED BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

LIABILITIES  AND  SHAREHOLDERS'  /  PARTNERS'  EQUITY


                                                     2000           1999
                                                --------------  -----------
Current Liabilities
  Demand note - shareholders                    $    1,500,000   $1,500,000
  Current portion of mortgage payable                1,177,888       29,345
  Current portion of notes payable - banks             330,601      230,015
  Floor plan finance liability                         410,518      624,810
  Accounts payable and accrued expenses                711,637      406,948
  Deferred revenue                                      20,608            -
                                                --------------  ------------
  Total current liabilities                          4,151,252    2,791,118
                                                --------------  ------------


Advances - shareholders                                      -      998,578
Mortgage payable - net of current portion                    -    1,177,888
Notes payable - banks, net of current portion        1,033,688      806,459
                                                --------------  ------------
  Total liabilities                                  5,184,940    5,774,043
                                                --------------  ------------


Shareholders' /Partners' Equity
  Common stock                                           1,000        1,000
  Additional paid-in capital                           904,869      904,869
  Accumulated (deficit)                               (112,404)    (861,013)
                                                --------------  ------------
  Total shareholders' /partners' equity                793,465       44,856
                                                --------------  ------------

TOTLAT LIBILITIES AND SHAREHOLDERS'/
PARTNERS' EQUITY                                $    5,978,405   $5,818,899
                                                ==============  ============


               See accompanying notes to the financial statements

                           LO CASTRO & ASSOCIATES, INC.
                                       AND
                          ARNONI, LO CASTRO & ASSOCIATES
                        COMBINED STATEMENTS OF OPERATIONS
                               FOR THE YEARS ENDED
                            DECEMBER 31, 2000 AND 1999


                                                           2000          1999
                                                       ------------  ------------
SALES AND SERVICES
  Vehicles                                             $ 9,160,029   $10,070,171
  Business telephone systems and wireless telephones       655,856     1,949,121
  Miscellaneous                                             17,656        98,334
  Consulting                                             1,751,831       482,732
                                                       ------------  ------------
  Total Sales and Service                               11,585,372    12,600,358

COST OF SALES - See Schedule I                           7,854,613     9,843,572
                                                       ------------  ------------
GROSS PROFIT                                             3,730,759     2,756,786

OPERATING EXPENSES - See Schedule II                     2,369,907     3,243,772
                                                       ------------  ------------
INCOME (LOSS) FROM OPERATIONS                            1,360,852      (486,986)
                                                       ------------  ------------
OTHER INCOME (EXPENSES)
  Real estate, net                                        (437,223)      152,159
  Interest income                                          413,767       102,412
  Interest expense                                        (435,003)     (395,003)
  Depreciation and amortization                            (76,134)      (71,789)
  Bad debt expense                                        (105,000)      (34,771)
  Unrealized gain (loss) on inventory valuation             27,350       (67,862)
  Realized gain and disposal of fixed assets                     -         5,016
                                                       ------------  ------------
  Total Other Income (Expenses)                           (612,243)     (309,838)
                                                       ------------  ------------
NET INCOME (LOSS)                                      $   748,609   $  (796,824)
                                                       ===========   ============


               See accompanying notes to the financial statements

                                   LO CASTRO & ASSOCIATES, INC.
                                               AND
                                  ARNONI, LO CASTRO & ASSOCIATES
                      COMBINED STATEMENTS OF SHAREHOLDERS'/ PARTNERS' EQUITY
                                       FOR THE YEARS ENDED
                                    DECEMBER 31, 2000 AND 1999



                                   Number    Additional
                       (1)           of        Common     Paid-in   Accumulated
                                   Shares      Stock      Capital    (Deficit)
                                  ---------  ----------  ---------  -----------
     Balance - January 1, 1999        1,000  $    1,000  $ 252,316    ($64,189)

     Contributions                        -           -    652,553           -

     Net Loss                             -           -          -    (796,824)
                                  ---------  ----------  ---------  -----------

     Balance - December 31, 1999      1,000  $    1,000    904,869   (861, 013)

     Net Income                           -           -          -     748,609
                                  ----------  ---------  ---------  -----------
     Balance - December 31, 2000       1,000  $   1,000  $ 904,869   ($112,404)
                                  ==========  =========  =========  ===========

(1) Common Stock, 100,000 shares authorized; 1000 shares issued and outstanding at $1.00 par value.


               See accompanying notes to the financial statements.

                                LO CASTRO & ASSOCIATES, INC.
                                            AND
                               ARNONI, LO CASTRO & ASSOCIATES
                             COMBINED STATEMENTS OF CASH FLOWS
                                    FOR THE YEARS ENDED
                                 DECEMBER 31, 2000 AND 1999


                                                                  2000             1999
                                                           ------------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                        $         748,609   $  (796,824)
                                                           ------------------  ------------
  Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
    Depreciation and amortization                                     76,134        71,789
    Allowance for doubtful accounts                                        -        15,771
    Allowance for auto loans                                         105,000        40,534
    Unrealized (gain) loss on inventory valuation                    (27,350)       67,862
    Noncash recognition of vehicle inventory                        (604,041)      (54,300)

(Increase) Decrease in Assets
    Accounts receivable                                              367,753      (485,957)
    Accounts receivable - shareholders                              (370,000)     (132,000)
    Mortgage loan receivable                                         (82,875)      (75,495)
    Automobile loan receivable                                      (271,304)   (1,057,499)
    Inventory                                                        604,395       607,468
    Other current assets                                              (2,909)      (39,624)
    Other assets                                                      33,502       (22,822)

Increase (Decrease) in Liabilities
    Accounts payable and accrued expenses                            304,689       160,274
    Floor plans finance liability                                   (214,292)      624,810
    Deferred revenue                                                  20,608             -
                                                           ------------------  ------------
      Total adjustment                                               (60,690)     (279,189)
                                                           ------------------  ------------
      Net cash provided by (used in) operating activities            687,919    (1,076,013)
                                                           ------------------  ------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of fixed assets                                        (44,806)      (73,705)
  Disposal of fixed assets, net                                        2,083         3,356
                                                           ------------------  ------------
      Net cash used in investing activities                          (42,723)      (70,349)
                                                           ------------------  ------------


               See accompanying notes to the financial statements.

                             LO CASTRO & ASSOCIATES, INC.
                                          AND
                            ARNONI, LO CASTRO & ASSOCIATES
                     COMBINED STATEMENTS OF CASH FLOWS (CONTINUED)
                                  FOR THE YEARS ENDED
                              DECEMBER 31, 2000 AND 1999


                                                              2000            1999
                                                        -----------------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Net proceeds from notes payable - banks               $        327,815   $  623,482
  Payments of mortgage payable                                   (29,345)     (27,492)
  Payments/Advances to shareholders                             (998,578)           -
  Contributions from shareholders                                      -      652,553
                                                        -----------------  -----------
    Net cash provided by (used in) financing activities $       (700,108)  $1,248,543
                                                        -----------------  -----------

NET INCREASE (DECREASE) IN CASH AND
CASH EQUIVALENTS                                                 (54,912)     102,181

CASH AND CASH EQUIVALENTS - Beginning of Year                    114,859       12,678
                                                        -----------------  -----------
CASH AND CASH EQUIVALENTS - End of Year                 $         59,947   $  114,859
                                                        =================  ===========

SUPPLEMENTAL  DISCLOSURE  OF CASH FLOW
INFORMATION
  Cash paid during the year for interest                $        435,003   $  395,003
                                                        =================  ===========

SUPPLEMENTAL DISCLOSURE OF NON CASH
OPERATING ACTIVITIES
  Vehicle inventory received as part of the consulting
  revenues earned by the Company:
  Decrease in inventory                                 $            354   $  553,168
  Vehicle inventory received as part of
    consulting revenues                                          604,041       54,300
                                                        -----------------  -----------
                                                        $        604,395   $  607,468
                                                        =================  ===========


               See accompanying notes to the financial statements

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999



NOTE  1 - NATURE  OF  BUSINESS

          Lo Castro & Associates, Inc., (the "Company") was incorporated on July 23, 1997 in the Commonwealth of Pennsylvania. The Company is a licensed new vehicle dealer that sells Daewoo motor vehicles pursuant to a franchise agreement. In addition, the Company sells used cars, communication systems, wireless telephones, and provides consulting services to other dealers.

          Arnoni, LoCastro & Associates ("Arnoni") is a Pennsylvania General Partnership formed on November 6, 1997. On December 2, 1997, Arnoni purchased the land and building on which the Company is located. Vincent A. Lo Castro and Kim N. Lo Castro are each a 50% partner of Arnoni.

          On December 27, 2000, Vincent A. Lo Castro and Kim Lo Castro (the "Sellers"), pursuant to a stock purchase agreement, agreed to sell 100% of the stock of the Company to Pinnacle Business Management, Inc., a Nevada corporation, effective as of January 1, 2001. The closing occurred January 19, 2001.

          Effective as of January 1, 2001, in accordance with the Stock Purchase Agreement, Vincent A. Lo Castro and Kim N. Lo Castro assigned 98% and 100% of their respective interests in the partnership to the Company.

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999



NOTE  2 - SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

          Principles  of  Combination
          ---------------------------

          The combined financial statements include the accounts of the Company and Arnoni. All material intercompany accounts and transactions have been eliminated in the combination.

          Cash  and  Cash  Equivalents
          ----------------------------

          For the purpose of the combined financial statements, the Company considers all highly liquid debt instruments with original maturity of three months or less to be cash equivalents.

          Revenue  and  Cost  Recognition
          -------------------------------

          The Company utilizes the accrual method of accounting whereby revenue is recognized when earned and expenses are recognized when incurred.

          Inventory
          ---------

          A]   New  vehicles  and  parts  and  accessories  are  valued at cost.
                Cost is  determined  by  specific  identification.

          B] Used vehicles are valued at the lower of cost or estimated wholesale value as determined by the N.A.D.A. official used car guide by specific identification.

          C] Other inventories including business telephone systems and wireless telephones are valued at cost.

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE  2 - SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

          Accounts  Receivable  and  Automobile  Loans  Receivable
          --------------------------------------------------------

          The Company provides currently for the amount of receivables estimated to become uncollectible in the future by providing an allowance for doubtful accounts.

          Property,  Plant  and  Equipment
          --------------------------------

          Property, plant and equipment principally consist of land and buildings, furniture and equipment, leasehold improvements and vehicles. Property, plant and equipment are recorded at cost. Maintenance and repairs are charged to operations when incurred, while betterments and renewals are capitalized and depreciated over their estimated useful lives. When property, plant and equipment are retired or otherwise disposed of, the asset account and the related accumulated depreciation account is reduced, and any resulting gain or loss is included in operations.

                                                        Estimated
          Assets                                        Useful  Life
          ----------------------------------------------------------
          Building                                      39  years
          Furniture  and  equipment                     5-7  years
          Leasehold  improvements                       39  years
          Vehicles                                      5  years

          Depreciation for book purposes is calculated on the straight-line basis over the estimated useful lives, and for tax purposes computed using accelerated methods.

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999



NOTE  2 - SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

          Floor  Plan  Finance  Liability
          -------------------------------

          The floor plan finance liability agreement is a direct financing of vehicle inventory and therefore is classified as an operating activity in the Combined Statements of Cash Flows.

          Advertising  Costs
          ------------------

          The Company expenses the costs associated with advertising as incurred. Total advertising expense for the years ended December 31, 2000 and 1999 was approximately $231,909 and $330,888, respectively.

          Income  Taxes
          -------------

          The Company, with the consent of its stockholders, has elected to be treated as an "S" Corporation under Sections 1361-1369 of the Internal Revenue Code. Under these Sections, corporate income or loss, in general, is allocated to the stockholders for inclusion in their personal income tax returns. Accordingly, there is no provision for federal and state income tax in the accompanying financial statements, nor does the Company receive the benefit of net operating loss carryforwards or carrybacks.

          Arnoni does not record a provision for income taxes because the individual partners report their share of the partnership's income or loss on their individual income tax returns. Accordingly, there is no provision for federal and state income tax in the accompanying financial statements.

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE  2 - SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

          Deferred  Revenues
          ------------------

          Periodically, the Company will receive deposits for business telephone systems prior to installation. At December 31, 2000, the Company had $20,608 of customer deposits for systems placed in service in 2001.

          Use  of  Estimates
          ------------------

          The preparation of financial statements in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE  3 - INVENTORY

          At  December  31,  2000 and 1999, inventory consists of the following:

                                                       2000           1999
                                                   ----------     ----------
          Vehicles                                 $1,474,935     $1,425,530
          Business  Telephone  Systems                 83,003         67,003
          Wireless  Telephone  and  Accessories         8,444         24,576
          Vehicle  Parts and Other                     11,817         34,094
                                                   ----------     ----------
                                                   $1,578,199     $1,551,203
                                                   ==========     ==========

          The vehicle inventory as reflected above is shown net of a valuation allowance of $27,350 and $67,862 for the years ended December 2000 and 1999, respectively. The vehicles are reflected at the lower of cost or estimated wholesale value as determined by the N.A.D.A. official used car guide.

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE  4 - BUY-HERE,  PAY-HERE

          Typical  Program
          ----------------

          The typical Buy-Here, Pay-Here (BHPH) customer buys a used vehicle that sells for less than $9,000. Customers typically make a down payment of $1,500 to $2,500 and finances the remaining balance with the Company. The Company interest rate charges range from 13% to 21%, depending on the condition of the vehicle, the degree of credit risk taken by the Company, and the size and term of the loan.

          Repossessions
          -------------

          The industry repossession rate is approximately 2%. The Company has averaged less than 2% on their repossessions since inception in 1997. The Company factors the repossession rate into establishing criteria in charging interest rates on the respective loans that are outstanding. (See Note 5).

NOTE 5 -  AUTOMOBILE  LOANS  RECEIVABLE

          As noted in the BHPH program description (Note 4), the Company provides financing for customers in "sub-prime" lending brackets. In certain BHPH deals, the Company borrows amounts from various banks (See Note 9) and, in a separate transaction, enters into an agreement with the customers for their acquisition of the vehicle.

          At December 31, 2000 and 1999, the Company had $1,644,448 and $1,478,144, respectively due from its customers in loans outstanding as reflected in the Combined Balance Sheets.

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2000 AND 1999



NOTE  5 - AUTOMOBILE  LOANS  RECEIVABLE  (CONTINUED)

          The Company, has established a reserve for uncollectible loans of $145,534 and $40,534, for December 31, 2000 and 1999 respectively.

NOTE  6 - PROPERTY,  PLANT  AND  EQUIPMENT

          The following is a summary of land, building, equipment, leasehold improvements and vehicles, at cost less accumulated depreciation at December 31, 2000 and 1999:

                                                   2000             1999
                                               -----------       -----------
          Land  (1)                            $   242,355       $  242,355
          Building  (1)                          1,356,891        1,356,891
          Furniture,  fixtures  and equipment      141,371          136,613
          Leasehold  improvements                   95,129           87,594
          Vehicles                                 117,650           87,972
                                               ------------      -----------
                                                 1,953,396        1,911,425

          Less:  Accumulated  depreciation        (202,254)        (127,292)
                                               ------------      -----------
          Net property, plant and equipment    $  1,751,142      $1,784,133
                                               ============      ===========

          Depreciation expense for the years ended December 31, 2000 and 1999, was $74,962 and $71,369, respectively.

          (1)  The  mortgagor  has  made  a demand for the mortgage payable (see
               Note  10)  which  is  secured  by  the  land  and  the  building.

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2000 AND 1999



NOTE  7 - MORTGAGE  LOANS  RECEIVABLE

          The Company has provided financing for the acquisition of certain real property on behalf of employees and related parties (See Note 12). Typically, the Company is paid back within one year for a majority of the mortgages outstanding. As of December 31, 2000 and 1999, the Company had $158,370 and $75,495 outstanding under mortgage loans receivable.

NOTE  8 - DEMAND  NOTE  -  SHAREHOLDERS

          The shareholders of the Company, on behalf of the Company, have a demand line of credit in the amount of $1,500,000 outstanding at December 31, 2000 and 1999, respectively. The line of credit bears interest monthly at a rate of one percent (1%) below the prime rate (8.50% at December 31, 2000). The Company is responsible for and has made all interest payments. The demand note was used to purchase vehicle inventory, and is secured by all securities, instruments and cash of the shareholders.

          Interest expense for the years ended December 31, 2000 and 1999, for the line of credit amounted to $124,719 and $105,385, respectively.

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2000 AND 1999


NOTE  9 - NOTES  PAYABLE  -  BANKS

                                                            2000          1999
                                                            ----          ----
          Notes payable with various banks with payment
          terms calling for equal monthly installments,
          with the notes maturing  through  2006  at
          various interest rates  ranging  from  8.9%
          to  14.9%.  The  notes  are  secured  by
          the  individual  vehicle  financed.            $1,364,289   $1,036,474
                                                         ----------   ----------
                                                          1,364,289    1,036,474
          Less:  Current  portion                           330,601      230,015
                                                         ----------   ----------
                                                         $1,033,688   $  806,459
                                                         ==========   ==========

          The future aggregate maturities of these notes at December 31, 2000 are as follows:

          Year  Ending  December  31,
          ---------------------------
          2001                                $  330,601
          2002                                   347,983
          2003                                   343,340
          2004                                   224,755
          2005                                   105,270
          2006                                    12,340
                                              ----------
                                              $1,364,289
                                              ==========

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2000 AND 1999


NOTE 10 - MORTGAGE  PAYABLE

          Mortgage  payable  with  a  bank  in  the  original
          amount  of  $1,260,000,  with  monthly  payments  of
          $10,904,  inclusive  of  interest  at  approximately  8.34%
          through  January,  2008.  The  mortgage  payable  is
          secured  by  the  building  and  land  on  which  the
          Company  is situated.                           2000           1999
                                                          ----           ----

                                                     $ 1,177,888     $1,207,233
                                                     ------------    -----------
                                                       1,177,888      1,207,233
          Less:  current  portion                     (1,177,888)       (29,345)
                                                     ------------    -----------
                                                     $      -0-      $1,177,888
                                                     ============    ===========

          The future aggregate maturities of this mortgage at December 31, 2000 is as follows:

                                                        2000
                                                        ----
          Year  Ending  December  31,
          2001                                       $ 1,177,888
                                                     -----------
                                                     $ 1,177,888
                                                     ===========

          The mortgagor has made a demand for the principal balance due under the terms of the mortgage note. The Company is in the process of refinancing the indebtedness with another financial institution.

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2000 AND 1999


NOTE 11 - FLOOR  PLAN  FINANCE  LIABILITY

          The floor plan finance liability is collateralized by the Company's inventory of new Daewoo vehicles and personal guarantees of the shareholders. The liability is financed under a Floor Plan Agreement with Promistar Bank (formerly Laurel Bank). Interest charged on the facility financed with Promistar Bank is based on prime plus one-half of a percent (.50%) as determined by the lender. The rate at December 31, 2000 and 1999 was 10% and 9%, respectively. All advances are considered current and are due when the related vehicles are sold. The Company has $1,000,000 available under this Floor Plan Agreement. At December 31, 2000 and 1999, the Company had $410,518 and $624,810
          outstanding.

NOTE 12 - RELATED  PARTY  TRANSACTIONS/COMMITMENTS

          The Company's shareholders are also the partners of Arnoni. The Company pays rent to Arnoni in the amount of $11,000 per month. The lease is on a month-to-month basis, with the Company being responsible to pay for the real estate taxes and insurance associated with the property and the building. The rents have been eliminated in the combination.

          Periodically, the shareholders will contribute capital into the Company in the form of vehicle inventory and cash. The cars are contributed at the lower of cost or estimated wholesale value, and the deal terms are consummated in an arms-length transaction.

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2000 AND 1999


NOTE 12 - RELATED  PARTY  TRANSACTIONS/COMMITMENTS  (CONTINUED)

          The  Company  performs  consulting and management services for the New
          Auto Store, Inc. an automobile dealership that is 10% owned by the Company's shareholders. The fees earned by the Company are for services rendered by the shareholder of the Company. Consulting fees for the years ended December 31, 2000 and 1999 amounted to $1,585,372 and $241,232, respectively, and a portion of those fees were paid in the form of vehicle inventory. The consulting revenue is earned on a month to month basis. There is no long-term contract governing this.

          The Company provides management consulting services to a related entity in the Washington, D.C. area, All Pro Telecommunications, Inc. The services performed include financial accounting and management of the wireless telephone business of All Pro Telecommunications, Inc. Management fee income from All Pro Telecommunications, Inc. for the years ended December 31, 2000 and 1999 was $138,000 and $221,500 respectively.

          The Company has provided financing in the form of mortgage loans to an employee and a relative of the shareholders.

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2000 AND 1999


NOTE 13 - CONCENTRATION  OF  CREDIT  RISK

          Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and trade accounts receivables. The Company places its temporary cash investments with financial institutions and limits the amount of credit exposure to any one financial institution. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company's customer base and their dispersion across different industries and geographic locations. As of December 31, 2000 and 1999, the Company, had approximately $72,445 and $119,166 respectively of concentration of credit risk, from cash exceeding the federally insured limits.

                            SUPPLEMENTAL INFORMATION

            INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL INFORMATION
            --------------------------------------------------------


To  the  Shareholders  and  Partners
Lo  Castro  &  Associates,  Inc.
Arnoni,  Lo  Castro  &  Associates
McMurray,  PA


Our report on the basic combined financial statements of Lo Castro & Associates, Inc. and Arnoni, Lo Castro & Associates appears on page one. Our audits were made for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The supplemental information presented in Schedules I and II are presented for the purpose of supplemental analysis and is not a required part of the basic combined financial statements. The supplemental information has been subjected to the auditing procedures applied in the audits of the basic combined financial statements.


BAGELL,  JOSEPHS  &  COMPANY,  L.L.C.
BAGELL,  JOSEPHS  &  COMPANY,  L.L.C.
Certified  Public  Accountants


March  15,  2001
Gibbsboro,  New  Jersey

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
                       SCHEDULE I - COMBINED COST OF SALES
                               FOR THE YEARS ENDED
                           DECEMBER 31, 2000 AND 1999

                                                          2000          1999
                                                      ------------  ------------
INVENTORY - Beginning of Year                          $1,551,203    $2,172,233
                                                      ------------  ------------
Purchases:
  Vehicles                                              7,446,902     8,215,318
  Business telephone systems and wireless telephones      386,035       908,662
  Miscellaneous                                            29,390        75,614
                                                      ------------  ------------
       Total purchases                                  7,862,327     9,199,594
                                                      ------------  ------------
Freight                                                    19,282        22,948

INVENTORY - End of Year                                (1,578,199)   (1,551,203)
                                                      ------------  ------------
COST OF SALES                                         $ 7,854,613   $ 9,843,572
                                                      ============  ============


              See accountants' report on supplemental information.

                          LO CASTRO & ASSOCIATES, INC.
                                       AND
                         ARNONI, LO CASTRO & ASSOCIATES
                   SCHEDULE II - COMBINED OPERATING EXPENSES
                               FOR THE YEARS ENDED
                           DECEMBER 31, 2000 AND 1999

                                    2000        1999
                                 ----------  ----------
Salaries, wages and labor costs  $1,351,795  $1,946,769
Payroll taxes                        97,271     136,607
Employee benefits                    56,102      35,417
Rent                                 66,850      57,519
Office expense                      122,352     119,981
Telephone                            55,190      87,804
Utilities                            40,268      37,302
Auto expense                         50,079      62,058
Insurance                            81,492      69,677
Advertising                         231,909     330,888
Professional fees                    45,075      31,712
Postage                               4,410      13,307
Real estate taxes                    27,358      32,273
Travel and entertainment             48,450      18,280
Miscellaneous expense                91,306     264,178
                                 ----------  ----------
  TOTAL OPERATING EXPENSES       $2,369,907  $3,243,772
                                 ==========  ==========


              See accountants' report on supplemental information.

                                              PINNACLE BUSINESS MANAGEMENT, INC.
                                        UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                       DECEMBER 31, 2000


                                                                       (1)
                                            PINNACLE BUSINESS      LO CASTRO &                      PRO FORMA
                                            MANAGEMENT, INC.     ASSOCIATES, INC.                  ADJUSTMENTS    PRO FORMA
                                           -------------------  ------------------                -------------  ------------
                    ASSETS

Current assets
   Cash and cash equivalents               $            2,988   $          59,947                 $          -   $    62,935
   Accounts receivable, trade - net                    15,620             236,761                            -       252,381
   Accounts receivable, other - net                   423,000             502,000                            -       925,000
   Mortgage receivable                                      -             158,370                            -       158,370
   Automobile loans - net                                   -           1,644,448                            -     1,644,448
   Inventory                                                -           1,578,199                            -     1,578,199
   Other current assets                                30,000              42,533                            -        72,533
   Deposit - Lo Castro & Associates, Inc.           1,249,500                   -        (B)        (1,249,500)            -
                                           -------------------  ------------------                -------------  ------------
          Total current assets                      1,721,108           4,222,258                   (1,249,500)    4,693,866

Property, plant and equipment - net                   166,485           1,751,142        (A)         1,400,000     3,317,627
Investment                                            135,000                   -                            -       135,000
Loan costs                                                  -               5,005                            -         5,005
Cost in excess of net assets acquired                       -                   -        (A)         5,605,762     5,605,762
                                           -------------------  ------------------                -------------  ------------

          TOTAL ASSETS                     $        2,022,593   $       5,978,405                 $  5,756,262   $13,757,260
                                           ===================  ==================                =============  ============

    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
   Demand notes                            $          200,000   $       1,500,000                 $          -   $ 1,700,000
   Current portion of mortgage payable                      -           1,177,888                            -     1,177,888
   Current portion of long-term debt                        -             330,601       (A)                          330,601
   Floor plan finance liability                             -             410,518                            -       410,518
   Accounts payable and accrued expenses              322,356             711,637       (C)            401,608     1,435,601
   Deferred revenue                                         -              20,608                            -        20,608
                                           -------------------  ------------------                -------------  ------------
          Total current liabiliites                   522,356           4,151,252                      401,608     5,075,216

Long-term debt, net of current portion                299,920           1,033,688       (A)          6,693,465     8,027,073
                                           -------------------  ------------------                -------------  ------------

          TOTAL LIABILITIES                           822,276           5,184,940                    7,095,073    13,102,289
                                           -------------------  ------------------                -------------  ------------

Shareholders' Equity
   Common stock                                       457,000               1,000            (A)        (1,000)      457,000
   Additional paid-in capital                       8,189,703             904,869            (A)      (904,869)    8,189,703
   Accumulated deficit                             (7,446,386)           (112,404)  (A) (C)  (D)      (432,942)   (7,991,732)
                                           -------------------  ------------------                -------------  ------------
          TOTAL SHAREHOLDERS' EQUITY                1,200,317             793,465                   (1,338,811)      654,971
                                           -------------------  ------------------                -------------  ------------

          TOTAL LIABILITIES AND
            SHAREHOLDERS' EQUITY           $        2,022,593   $       5,978,405                 $  5,756,262   $13,757,260
                                           ===================  ==================                =============  ============

(1) The Arnoni financial statements are combined with Lo Castro for presentation purposes.

  See accompanying notes to the unaudited pro forma consolidated balance sheet.

                                           PINNACLE BUSINESS MANAGEMENT, INC.
                                UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                          FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                          (1)
                                               PINNACLE BUSINESS      LO CASTRO &             PRO FORMA
                                               MANAGEMENT, INC.     ASSOCIATES, INC.         ADJUSTMENTS    PRO FORMA
                                              -------------------  ------------------       -------------  ------------


REVENUE
    Vehicle sales                             $                -   $       9,160,029        $          -   $ 9,160,029
    Business telephone systems and wireless
      telephones                                               -             655,856                   -       655,856
    Consulting                                            71,199           1,751,831                   -     1,823,030
    Other                                                      -              17,656                   -        17,656
                                              -------------------  ------------------       -------------  ------------

       Total revenue                                      71,199          11,585,372                   -    11,656,571

COST OF SALES                                                  -           7,854,613                   -     7,854,613
                                              -------------------  ------------------       -------------  ------------

GROSS PROFIT                                              71,199           3,730,759                   -     3,801,958

OPERATING EXPENSES
   Marketing and sales                                   278,263                   -                   -       278,263
   General and administrative                          2,532,165           2,369,907                   -     4,902,072
   Depreciation and amortization                         492,770              76,134   (D)       143,738       712,642
                                              -------------------  ------------------       -------------  ------------

       Total operating expenses                        3,303,198           2,446,041             143,738     5,892,977
                                              -------------------  ------------------       -------------  ------------

INCOME (LOSS FROM OPERATIONS                          (3,231,999)          1,284,718            (143,738)   (2,091,019)

OTHER INCOME (EXPENSES)                                  (43,959)           (536,109)  (C)      (401,607)     (981,675)
                                              -------------------  ------------------       -------------  ------------

NET INCOME (LOSS)                             $       (3,275,958)  $         748,609        $   (545,345)  $(3,072,694)
                                              ===================  ==================       =============  ============


EARNINGS (LOSS) PER SHARE                                 (0.012)              0.003              (0.002)       (0.011)
                                              ===================  ==================       =============  ============

WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING                                       271,976,000
                                              ===================

(1) The Arnoni financial statements are combined with Lo Castro for presentation purposes.

    See accompanying notes to the unaudited pro forma consolidated statement of operations.

UNAUDITED  CONSOLIDATED  PRO  FORMA  FINANCIAL  STATEMENTS
----------------------------------------------------------


On January 19, 2001, Pinnacle Business Management, Inc. (the "Company") acquired the net assets of Lo Castro & Associates, Inc., a Pennsylvania "S" corporation ("Lo Castro"). The Company also acquired the net assets of Arnoni, Lo Castro & Associates, a Pennsylvania general partnership ("Arnoni"). Lo Castro and Arnoni are related entities under common ownership.

The Company acquired Lo Castro and Arnoni for 83,300,000 shares of the Company's common stock, plus a promissory note in the amount of $6,693,465 due in quarterly installments commencing April 1, 2002 through and including January 1, 2007.

The following unaudited pro forma consolidated financial statements of the Company present the unaudited consolidated balance sheet as of December 31, 2000 and the unaudited consolidated statement of operations for the year then ended, as if the acquisition of Lo Castro and Arnoni had occurred January 1, 2000.

The acquisition will be accounted for as a purchase, with the assets acquired and the liabilities assumed recorded at fair values, and the results of Lo Castro's and Arnoni's operations included in the Company's consolidated financial statements as of January 1, 2000.

The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present the Company's pro forma consolidated financial position and results of its consolidated operations in accordance with Article 11 of SEC Regulation S-X based upon available information and certain assumptions considered reasonable under the circumstances.

The unaudited pro forma consolidated financial statements presented herein do not purport to present what the Company's consolidated financial position or results of its consolidated operations would actually have been had the events leading to the pro forma adjustments in fact occurred on the date or at the beginning of the period indicated or to project the Company's consolidated financial position or results of its consolidated operations for any future date or period.

The unaudited pro forma consolidated financial statements should be read in conjunction with the audited financial statements of the Company and the notes thereto and management's discussion and analysis thereof, included in the Company's annual statements together.

                       PINNACLE BUSINESS MANAGEMENT, INC.
                          NOTES TO UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


Note 1 - The pro forma adjustments to the consolidated balance sheet are as follows:

     (A) To reflect the acquisition of Lo Castro and Arnoni and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. The components of the purchase price and its allocation to the assets and liabilities of Lo Castro and Arnoni are as follows:

          Components  of  purchase  price:

               Common  stock  (1)  (3)                  $       83,300
               Additional  paid-in  capital  (1)  (3)        1,166,200
               Note  payable  (2)                            6,693,465
                                                        --------------

                                                             7,942,965

          Allocation  of  purchase  price:

               Stockholders'/  Partners  equity  of
                    Lo  Castro  and  Arnoni                    793,465
               Increase  in  property,  plant  and
                    Equipment                                1,400,000
                                                             ---------

                                                             2,193,465
                                                             ---------

          Cost  in  excess  of  net  assets  acquired     $  5,749,500
                                                          ============

     (1) 83,300,000 shares of the Company's common stock issued to Vincent A. Lo Castro at $.001 par value. These shares represent 16.67% of the authorized common stock of the Company.
     (2)  There  are  no  current  payments  of  debt  on  the  $6,693,465 note.
     (3) These amounts were booked by the Company in its consolidated financial statements as a deposit (see (B)).


          (B) Pro Forma adjustment to eliminate the deposit paid to Lo Castro & Associates, Inc., due to the recording of the acquisition transaction.

                       PINNACLE BUSINESS MANAGEMENT, INC.
                          NOTES TO UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


Note 2 - The pro forma adjustments to the consolidated statements of operations are as follows:


          (C)  Adjustment  to  interest  expense:

               Interest on note payable to Vincent A. Lo Castro from the acquisition of Lo Castro and Arnoni at 6% per annum (4) $ 401,608

               (4) Principal payments of the note payable commence on April 1, 2002 and continue thereafter on each quarterly installment date through and including January 1, 2007 at an amount equal to 1/20th (5%) of the note payable.

          (D) Represents the amortization of the cost in excess of net assets acquired for the year ended December 31, 2000 of $143,738.



SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.



                                     PINNACLE  BUSINESS  MANAGEMENT,  INC.
                                     (Registrant)

Dated:  April  4,  2001              By:  ______________________
                                         Mr.  Jeffrey  Turino
                                         Chief  Financial  Officer


                                     By:  ______________________
                                          Vincent  A.  Lo  Castro
                                          Chief  Operating  Officer

EXHIBITS:

The following Exhibits are incorporated by reference to the Company's Form 8-K, filed with the Securities and Exchange Commission on February 5, 2001:

1.   Stock  Purchase  Agreement  among  Pinnacle  Business  Management, Inc. and
     Vincent  A.  Lo  Castro  and  Kim  Lo  Castro, and Michael B. Hall and Jeff
     Turino,  dated  as  of  December  27,  2000.

2. Stock Pledge Agreement among Pinnacle Business Management, Inc., Vincent and Kim Lo Castro, and Mark Jackson as Pledge Agent, dated as of January 1, 2001.

3. Secured Promissory Note by Pinnacle Business Management Inc., made on January 1, 2001.

4. Shareholder Rights Agreement among Pinnacle Business Management, Inc. and Kim and Vincent Lo Castro, dated as of January 1, 2001.

5. Mortgage, Security Agreement, and Financing Statement between Kim and Vincent Lo Castro, as Mortgagees, and Arnoni, Lo Castro & Associates, as Mortgagor, effective as of January 1, 2001.

6.   Closing  Agreement  between  Pinnacle Business Management, Inc. and Kim and
     Vincent  Lo  Castro,  dated  as  of  January  18,  2001.

7.   Articles  of  Incorporation  of  Lo  Castro  and  Associates,  Inc.

8.   Application for Registration of Fictitious Name for All Pro Communications.

9.   Application  for  Registration  of  Fictitious  Name for All Pro Auto Mall.

10.  Application  for  Registration  of  Fictitious  Name  for  All  Pro Daewoo.

11.  By-Laws  of  Lo Castro & Associates, Inc.

12. Associate Agreement between NEC America, Inc. and All Pro Communications, dated as of May 24, 2000.

12.1 Extended  Hardware  Warranty  Products  Appendix.

12.2 Active  Voice  Product  Appendix.

12.3 Professional  Services  Appendix

13.  Daewoo  Motor  America,  Inc.  Dealer  Sales  and Service Agreement between
     Daewoo Motor America, Inc. and Lo Castro & Associates, Inc. d/b/a All Pro Daewoo, effective as of October 5, 1999.

13.1 Addendum to Daewoo Motor America, Inc., Automobile Dealer Sales and Service Agreement, executed on October 5, 1999.

14.* Exclusive Retail Dealer Agreement between Lo Castro & Associates, Inc., d/b/a All Pro Communications and Pittsburgh Cellular Telephone Company, a Pennsylvania Partnership d/b/a AT&T Wireless Services, AT&T Proprietary and Confidential, effective as of January 1, 2000.

15.* Commercial  Note:  Demand  Line  of  Credit, Amount $1,500,000, executed on
     February  13,  1998.

16.* Open-End  Mortgage  and  Security  Agreement,  made  by Arnoni, Lo Castro &
     Associates, as Mortgagor, and National City Bank of Pennsylvania, a national banking association as Mortgagee, on December 2, 1997.

17.**Assignment  of  Partnership  Interest  between Vincent A. Lo Castro, Kim Lo
     Castro,  and  Lo  Castro  &  Associates, Inc., entered into on December 31,
     2000.

* Confidential treatment requested pursuant to a request for confidential treatment filed with the Commission on February 5, 2001.

** Confidential treatment requested pursuant to a request for confidential treatment filed with the Commission on April 4, 2001.